Advanced Emissions Solutions, Inc.

NASDAQ: ADES

ADA
Advancing Cleaner Energy

CLEAN COAL
SOLUTIONS LLC.

BCSI
Keeping Industry Moving

2013 Second Quarter Conference Call August 7,2013 www.advancedemissionssolutions.com © 2013 Advanced Emissions Solutions, Inc. Exhibit 99.2

SAFE HARBOR
© 2013 Advanced Emissions Solutions, Inc. -2-
This presentation includes forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC, revenues, earnings, cash flows and other financial measures; future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of current and anticipated regulations, legislation and IRS guidance; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations and related matters.  These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits;
termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms;
impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so. We refer to certain non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found within this presentation.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Second Quarter 2013 Review and Outlook

© 2013 Advanced Emissions Solutions, Inc. -3- D . M ICHAEL D URHAM , P RESIDENT AND CEO R

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

MATS Market
$800
$600
$400
$200
$0
Wins to date
Bids/Potential projects
Expected future RFPs

EC Revenues and Backlog
Equipment Revenue
Backlog
$35
$30
$25
$20
$15
$10
$5
$0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

EMISSION CONTROL ($ IN MILLIONS)
© 2013 Advanced Emissions Solutions, Inc. -4-
MATS market developing as expected
$1-$2B market for consumables to control mercury starting in 2016
ADA is prepared for the equipment market
Supply agreements already in place, engineering capabilities expanded
Ample (and growing) cash balance

FINANCIAL IMPACT OF RC OPERATIONS
© 2013 Advanced Emissions Solutions, Inc. -5-
Facilities Status 1Q13A 2Q13A Annual run rate through 2021
RC Facilities # 1-7
5 facilities leased/sold at 1Q13,
2 retained by CCS
$10.1 $11.5 $50.0
RC Facility #8
Operated by CCS until late July,
then leased to RC investor
($2.0) ($1.4) $14.0
RC Facility #9 Leased to RC investor in late July $0.0 $0.0 $10.0
RC Facility #10
Commenced operations by CCS in
June, expect to be leased in 2H13
$0.0 ($0.3) $9.0
$8.1 $9.8 $83.0
Note:
ADA owns 42.5% of Clean Coal Solutions
Gross Margin from these  RC facilities

UPDATE ON 28 REFINED COAL FACILITIES
~22MT/yr
~2MT/yr
7 facilities
generating
$75M + in
annual
revenues
Operating
2 facilities
retained
by CCS
CyClean
~15MT/yr ~15MT/yr
~45MT/yr ~45MT/yr
1 facility
likely to
close in
2014
9 facilities in various
stages of
discussions and
negotiations
~3MT/yr
1 facility
currently
retained (since
early June),
expected to be
leased in 2H13
© 2013 Advanced Emissions Solutions, Inc. -6-
~18MT/yr ~18MT/yr
4 facilities in
negotiations.
Expect one to be
operating in
2H13
~6MT/yr ~6MT/yr
4 facilities in
negotiations
M-45-PC
Not Currently Operating

© 2013 Advanced Emissions Solutions, Inc. -7- 2013 Q2 R EVIEW AND F INANCIAL R ESULTS MARK MCK INNIES , SVP AND CFO c

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL

Clean Coal operated 9 facilities in 2Q13, 5 of which were leased or sold to RC investors
In 2Q13 the four RC facilities operated by Clean Coal incurred operating expenses of $4.4M but generated  $7.7M in tax credits
The operation of these units included $32M in pass-through coal purchases/sales
© 2013 Advanced Emissions Solutions, Inc.

For the Three Months Ended
March 31,
$(000) 2013 2012 2013
Rental income 11,642 $                   10,590 $                   12,213 $
Coal sales 31,769                      37,739                      44,960
Other income 777                            22                               950
Total RC Revenues 44,188 $                   48,351 $                   58,123 $
Cost of Revenues 36,167 $                   41,908 $                   51,469 $
Gross Profit 8,021 $                     6,443 $                     6,654 $
Gross Profit Margin Percentage 18% 13% 11%
Adjusted Gross Profit* 12,393 $                   10,927 $                   13,144 $
Adjusted Gross Profit Margin Percentage* 99% 99% 99%
* Adjusted gross profit and adjusted gross profit margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses.
See Appendix for explanation of non-GAAP measures.
Operating Statistics (millions)
Tons for leased facilities 2.6 2.6 3.2
Tons retained 1.2 1.2 1.9
Total tons treated 3.8 3.8 5.1
Tax Credits generated by JV 7.7 $                          7.6 $                          12.6 $
Tax Credits to ADA (42.5%) 3.3 $                          3.2 $                          5.4 $
For the Three Months Ended
June 30,

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

EMISSION CONTROL

?
MATS rule finalized in March 2012- compliance by 2015/2016
?
2Q13 Revenues up 200% year-over-year, driven by MATS demand for ACI and DSI systems
?
Backlog at 6/30/13 stands at $33.2M
?
Currently working on bids or discussing potential projects for ACI and DSI systems in excess of $150 million
For the Three Months Ended
March 31,
2013 2012 2013
$(000)
Systems and equipment 9,915 $           2,745 $        7,525 $
Consulting and development 2,020              1,058           1,004
Chemicals 79                     162               240
Total EC Revenues $12,014 $3,965 $8,769
Cost of Revenues 9,711 $           3,087 $        6,253 $
Gross Profit 2,303 $           878 $           2,516 $
Gross Profit Margin Percentage 19% 22% 29%
EC segment Backlog 33,200 $         4,500 $        32,700 $
For the Three Months Ended
June 30,
© 2013 Advanced Emissions Solutions, Inc.

In Phase II of DOE and Industry funded $20.5M 51-month contract to scale technology to 1MW
Project started in June 2012
Estimated completion of construction in October 2013
Testing in 2014
CO
2
CAPTURE
For the Three Months Ended
March 31,
2013 2012 2013
$(000)
Total CC Revenues 2,728 $        195 $           1,422 $
Cost of Revenues 2,458 $        82 $              1,204 $
Gross Profit 270 $           113 $           218 $
Gross Profit Margin Percentage 10% 58% 15%
Total Backlog 8,500 $        15,200 $     11,300 $
June 30,
For the Three Months Ended
© 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

FINANCIAL RESULTS

© 2013 Advanced Emissions Solutions, Inc. -11-
$(000) 2013 2012
Revenues $58,930 $52,511 $68,314
*Revenues excluding coal sales $27,161 $14,772 $23,354
Gross Margin Before Depreciation and Amortization $10,594 $7,434 $9,388
General and administrative 8,109 4,040 7,313
Research and development 577 618 347
Depreciation and amortization 1,347 1,181 1,422
Operating Income $561 $1,595 $306
Income from unconsolidated entities 274 132 323
Interest and other income, net (83) (389) (313)
Other expense (735) (469) (673)
Income (Loss) from Continuing Operations Before
Income Taxes and  Non-controlling interests $17 $869 ($357)
Income Tax Benefit (Expense) -                 -                 -
Non-controlling interests (3,195)           (2,167)           (1,812)
Net Income (Loss) Attributable to ADA (3,178) $        (1,298) $        (2,169) $
Net Income (Loss) Per Basic Common
Share Attributable to ADA (0.32) $          (0.13) $          (0.22) $
Weighted Average Basic Common Shares 10,076           10,002           10,050
*See appendix for explanation of non-GAAP measure
2013
June  30,
For the Three Months Ended For the Three Months Ended
March 31,

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

BALANCE SHEET HIGHLIGHTS

	6/30/13	12/31/12
Cash & Cash Equivalents	$12.3	$9.7
Working Capital*	$(18.0)	$(24.1)
Long-term Liabilities**	$14.3	$6.5
Shares Outstanding	10.1	10.0

$s in Millions
*Included in working capital at 6/30/13 are current liabilities  of  $7.2 million in deposits and $23.4 million in deferred revenue.
Included in working capital at 6/30/12 are current liabilities of $21.2 million in deposits and $4.5  million in deferred revenue
** Long-term liabilities include $11.2 million and $0.9 million at 6/30/13 and 6/30/12 respectively, related to Clean Coal

© 2013 Advanced Emissions Solutions, Inc.

APPENDIX -13- © 2013 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Corporate Structure
(effective July 1, 2013)

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

BCSI
Keeping Industry Moving

ADA
Advancing Cleaner Energy

CLEAN COAL
SOLUTIONS LLC.

ADA-ES, Inc. 100% owned ADES BCSI, LLC 100% owned ADES Clean Coal Solutions, LLC 42.5% owned ADA-ES, Inc. Operating Companies © 2013 Advanced Emissions Solutions, Inc. -14-

NON-GAAP FINANCIAL MEASURES

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

© 2013 Advanced Emissions Solutions, Inc.
For the For the For the
Three Months Ended Three Months Ended Three Months Ended
$(000) June 30, 2013 June 30, 2012 March 31, 2013
Coal sales 31,769 $                         37,739 $                      44,960 $
Cost of coal sales 31,769 $                         37,739 $                      44,960 $
Operating costs of retained tonnage 4,372 $                           4,484 $                         6,490 $
Revenues excluding coal sales, adjusted gross profit and adjusted gross profit percentage are non-GAAP financial measures which are used to provide investors with greater transparency with respect to the effect on revenues, gross margin and gross margin percentage from Clean Coal’s operation of certain RC facilities for its own account.  Adjusted gross profit and adjusted gross margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses. We believe these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and the effect on revenues, gross margin and gross margin percentage of the operation of these RC facilities by Clean Coal for its own account.

CONTACTS
Graham Mattison
Vice President, Investor Relations
(646)-319-1417
graham.mattison@adaes.com
Michael D. Durham, Ph.D., MBA
President & CEO
Mark H. McKinnies
SVP & CFO

© 2013 Advanced Emissions Solutions, Inc.